UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 26, 2013

BOISE CASCADE COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300

Boise, Idaho 83702-5389

(Address of principal executive offices) (Zip Code)

(208) 384-6161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Not applicable

(e)

Grants of Restricted Stock Units

On February 26, 2013, the board of directors of Boise Cascade Company (the “Company”) approved a grant of 2,023 time-vested restricted stock units (“RSUs”) to each of the Company’s non-employee directors, which include Messrs. Duane C. McDougall, John W. Madigan, Christopher J. McGowan, Richard H. Fleming, Samuel M. Mencoff, Thomas S. Souleles and Matthew W. Norton.  The RSUs will vest in full on February 26, 2014.  These RSUs are subject to the terms and conditions of the Company’s 2013 Incentive Compensation Plan (the “2013 Plan”) and applicable award agreement.

Each RSU is equal in value to one share of the Company’s common stock.  Vested shares will be delivered to the grantee 60 days following such grantee’s Termination (as defined in the 2013 Plan).

In accordance with the terms of the related award agreement, the Company’s Compensation Committee (the “Committee”) may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason.  All of the unvested RSUs shall immediately vest upon the occurrence of a Change in Control (as defined in the Plan); provided that the grantee has not been Terminated (as defined in the Plan) prior to such Change in Control.  Subject to the right of the Committee to accelerate vesting, all unvested RSUs shall be immediately forfeited upon the grantee’s Termination for any reason.

Cash dividends on shares of the Company’s common stock issuable under the related grant agreement will be credited to a dividend book entry account on behalf of the grantee with respect to each of its RSUs; provided, that such cash dividends shall not be deemed to be reinvested in shares of the Company’s common stock and shall be held uninvested and without interest and paid in cash at the same time the underlying shares are delivered to the grantee.  Stock dividends will be credited to a dividend book entry account on behalf of the grantee with respect to each of its RSUs; provided, that such stock dividends shall be paid in shares of the Company’s common stock at the same time that the underlying shares are delivered to the grantee.  Except as otherwise provided in the grant agreement, no grantee shall have any rights as a stockholder with respect to the shares of the Company’s common stock covered by any RSU unless and until such grantee become the holder of record of such shares.

The foregoing summary of the RSUs granted to the Company’s non-employee directors is qualified in its entirety to the full text of the Restricted Stock Unit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Non-Employee Director Compensation

In connection with the RSU grants described above, the Company’s board of directors approved the payment of an annual cash retainer of $55,000 to its non-employee directors.  In addition, the Chairman of the Company’s board of directors, the Audit Committee and the Compensation Committee will receive an additional annual fee of $90,000, $10,000 and $5,000, respectively.

Grant of Stock Options and Performance Stock Units

On February 26, 2013, the Company’s board of directors also approved grants of stock options and performance stock units to certain of its employees and officers, including the following grants to its named executive officers as set forth in the table below:

Executive Officer	Title	Stock Options	Target Number of Performance Stock Units
Thomas E. Carlile	Chief Executive Officer	26,327	14,711
Wayne M. Rancourt	Senior Vice President, Chief Financial Officer and Treasurer	9,872	5,517
Stanley R. Bell	President, Building Materials Distribution	7,240	4,046
Thomas A. Lovlien	President, Wood Products Manufacturing	7,240	4,046
John T. Sahlberg	Senior Vice President, Human Resources and General Counsel	6,582	3,678

The exercise price of each stock option is $27.19, which was the closing market price of the Company’s common stock on the New York Stock Exchange on the date immediately prior to the grant date. The shares subject to the stock options will vest 33.3% on each of the first three anniversaries of the date of grant, if the grantee has not been Terminated prior to such vesting date, and are otherwise subject to the terms of the 2013 Plan and applicable award agreement.  Unless earlier terminated in accordance with the terms and provisions of the 2013 Plan and/or grant agreement, all portions of the stock options (whether vested or unvested) will expire and no longer be exercisable after February 26, 2023.

In accordance with the terms of the related award agreement, the Committee may, in its sole discretion, provide for accelerated vesting of the stock options at any time and for any reason.  All of the unvested stock options shall immediately vest upon the grantee’s involuntary Termination by the Company without Cause (as defined in the 2013 Plan) following a Change in Control.  Unvested stock options shall also immediately vest in the event of a grantee’s involuntary Termination by reason of death.

No grantee shall have any rights as a stockholder with respect to any shares of the Company’s common stock covered by any stock option unless and until such grantee becomes the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash or other property), distributions or other rights with respect to any such shares, except as specifically provided for in the 2013 Plan or the grant agreement.

Each performance stock unit (“PSU”) is subject to performance and time vesting conditions.  The target amount of shares of common stock of the Company that are subject to issuance under the PSUs is set forth in the table above for each executive officer. The actual number of shares of the Company’s common stock subject to these PSUs will be between 0% and 200% of the target amount, depending upon the Company’s EBITDA for the calendar year beginning on January 1, 2013 and ending on December 31, 2013 (the “Performance Period”).

EBITDA, for purposes of the PSUs, is determined by the Committee in its good faith sole discretion, and equals the sum of the Company’s consolidated net income, plus the following, without duplication, to the extent deducted in calculating such consolidated net income: (i) provision for taxes based on income or profits or capital gains; (ii) consolidated interest expense; (iii) depreciation, depletion and amortization expense; (iv) certain management fees paid to Madison Dearborn Partners, LLC and/or its affiliates in such period; (v) any fees, costs, charges and expenses incurred during such period, or any amortization thereof for such period, in connection with corporate or refinancing transactions and any charges or non-recurring merger costs incurred during such period as a result of any such transaction; (vi) all other non-cash charges: (vii) the amount of any integration costs or other business optimization expenses or reserves deducted (and not added back) in such period in computing consolidated net income; (viii) the amount of (A) net cost savings and synergies projected by the Company in good faith to be realized as a result of specified actions taken or with respect to which substantial steps have been taken and that are expected to be realized within 12 months of the date thereof in connection with future acquisitions and cost saving, restructuring and other similar initiatives, net of the amount of actual benefits realized during such period from such actions, (B) salary, benefit and other direct savings resulting from workforce reductions by the Company implemented during or reasonably expected to be implemented within the 12 months following such period and (C) severance or relocation costs or expenses of the Company during such period; and (ix) any proceeds from business interruption, casualty or liability insurance during such period, to the extent the associated losses arising out of the event that resulted in the payment of such business interruption insurance proceeds were included in computing consolidated net income and to the extent actually reimbursed (and not otherwise included in arriving at consolidated net income), and any expenses incurred to the extent covered by indemnification provisions in any agreement in connection with any acquisition or merger involving the Company or any of its subsidiaries.  Notwithstanding the foregoing, the aggregate amount of such increases to EBITDA pursuant to clauses (vii) and (viii) above for any period shall not exceed the greater of $10.0 million or 10% of EBITDA for such period (calculated without giving effect to any adjustment pursuant to such clauses).   EBITDA, for purposes of the PSUs, shall also be subject to further adjustment for certain asset dispositions, investments, asset acquisitions and discontinued operations.

If a Change in Control occurs during the Performance Period, then the number of PSUs that become earned PSUs shall equal the number of target PSUs multiplied by a fraction, the numerator of which is the number of days on and after January 1, 2013 occurring prior to the date of the Change in Control and the denominator of which is the total number of days in the Performance Period; provided however that this provision shall not apply in the event that the PSUs are replaced by an equivalent replacement award providing for accelerated vesting in connection with the grantee’s termination following the Change in Control, as determined by the Committee in its sole discretion (a “Replacement Award”).

In the event of a grantee’s Termination during the Performance Period due to the Participant’s death, disability or retirement (a “Qualifying Termination”), the PSUs shall remain outstanding and shall have the opportunity to satisfy the performance condition; provided that the number of PSUs that become earned PSUs shall equal the number of earned PSUs (without regard to this provision) multiplied by a fraction, the numerator of which is the number of days on and after January 1, 2013 occurring prior to the date of the Qualifying Termination and the denominator of which is the total number of days in the Performance Period.  In the event of a Participant’s Termination during the Performance Period for any other reason, the PSUs shall be immediately forfeited upon such Termination.  For purposes of the PSUs, “Retirement” means the grantee’s termination of employment after attaining age 62 and completing at least 15 years of employment with the Company and its predecessors, or after age 65 regardless of length of employment.

Following the end of the Performance Period, but in no event later than March 15, 2014, the Committee shall determine the extent to which the performance condition has been achieved.  To the extent that the performance condition has been satisfied, 33.3% of the earned PSUs will vest on each of December 31, 2013, December 31, 2014 and December 31, 2015, if the grantee has not been Terminated prior to such vesting date.  Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of on the earned PSUs following the Performance Period at any time and for any reason.  In addition, the time-based condition shall be satisfied for all earned PSUs upon: (i) the occurrence of a Change in Control (so long as (A) the grantee has not incurred a Termination prior to such Change in Control and (B) the PSUs are not replaced by a Replacement Award), (ii) the occurrence of a Qualifying Termination and (iii) the grantee’s achievement of a Retirement-eligible age and combined term of service (as applicable).

Cash dividends on shares of the Company’s common stock issuable under the related grant agreement will be credited to a dividend book entry account on behalf of the grantee with respect to each of its PSUs; provided, that such cash dividends shall not be deemed to be reinvested in shares of the Company’s common stock and shall be held uninvested and without interest and paid in cash at the same time the underlying shares are delivered to the grantee.  Stock dividends will be credited to a dividend book entry account on behalf of the grantee with respect to each of its PSUs; provided, that such stock dividends shall be paid in shares of the Company’s common stock at the same time that the underlying shares are delivered to the grantee.  Except as otherwise provided in the grant agreement, no grantee shall have any rights as a stockholder with respect to the shares of the Company’s common stock covered by any PSU unless and until such grantee become the holder of record of such shares.

The foregoing summaries of the stock options and performance stock units granted to the Company’s named executive officers are qualified in their entirety to the full text of the Stock Option Agreement and the Performance Stock Unit Agreement, which are filed as Exhibits 10.2 and 10.3 hereto, respectively, and are incorporated by reference herein.

Change to compensation of Principal Financial Officer

On February 26, 2013 the Committee approved an increase in the base salary of Mr. Wayne E. Rancourt, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, from $375,000 to $425,000 per annum. This salary increase is effective as of March 1, 2103.

(f)

2012 STIP Bonus Payments

The Company filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (Registration No. 333-184964) (the “Registration Statement”), which became effective on February 5, 2013 (the “Effective Date”), and filed the related final prospectus (the “Prospectus”) on February 6, 2013. The summary compensation table for the 2012 fiscal year that was included in the Registration Statement and Prospectus did not reflect 2012 non-equity incentive plan compensation under the Company’s performance-based short-term incentive plan because these amounts were not calculable on the Effective Date.

On February 26, 2013, the non-equity incentive plan compensation and additional bonuses, if any, earned in 2012 by the Company’s named executive officers (“NEOs”) became calculable. The non-equity incentive plan compensation, bonus and total compensation for fiscal 2012, respectively, for the Company’s NEOs were as follows: Thomas E. Carlile, $2,003,500, $0 and $3,131,141; Wayne M. Rancourt, $505,500, $0 and $1,042,022; Stanley R. Bell, $616,028, $0 and $1,227,349; Thomas A. Lovlien, $654,905, $440,000 (which represents a payment under a related retention agreement) and $1,781,806; and John T. Sahlberg, $388,120, $0 and $878,187.  These total compensation numbers include $51,681, $22,038, $25,468, $26,247 and $18,231 of cash compensation paid to Messrs. Carlile, Rancourt, Bell, Lovlien and Sahlberg, respectively, as discretionary Company contributions under the Company’s 401(k) defined contribution savings plan, based on the Company’s achievement of targeted EBITDA levels in 2012.

For more information regarding our short-term incentive and performance plan, see “Executive Compensation—Compensation Discussion and Analysis—STIP” in the Prospectus.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Unit Agreement.
10.2	Form of Stock Option Agreement
10.3	Form of Performance Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ John T. Sahlberg
John T. Sahlberg
Senior Vice President, Human Resources and
General Counsel
Date: March 1, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Unit Agreement.
10.2	Form of Stock Option Agreement
10.3	Form of Performance Stock Unit Agreement